SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 18, 2001



                Residential Funding Mortgage Securities II, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   333-36244                 41-1808858
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 (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 832-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 4



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

Information and Exhibits.

(a)     Financial Statements of businesses acquired.

        Not applicable.

(b)     Pro Forma financial information.

        Not applicable.

(c)     Exhibit No.                            Description

            25.1 Form T-1 Statement of Eligibility of The Chase Manhattan Bank under the Trust Indenture Act of 1939, as amended of a corporation designated to act as Trustee. (Certain exhibits to Form T-1 are incorporated by reference to
                                               Exhibit 25.1).

                                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.



                                            By:    /s/ Lisa R. Lundsten
                                                      Lisa R. Lundsten
                                                      Vice President


Dated: September 19, 2001

Exhibit Index


Exhibit  Description                                               Page
-------  -----------                                               ----
25.1     Form T-1 Statement of Eligibility of The                     5
         Chase Manhattan Bank under the Trust Indenture
         Act  of  1939,  as  amended  of a  corporation
         designated   to  act  as   Trustee.   (Certain
         exhibits to Form T-1 are incorporated by reference to Exhibit 25.1).